Chanticleer Holdings Reports Continued Restaurant EBITDA Growth in First Quarter 2015; 60% Increase
in Restaurant Revenue

CHARLOTTE, NC – May 21, 2015 — Chanticleer Holdings, Inc. (NASDAQ: HOTR) (“Chanticleer,” or the “Company”), owner, operator and franchisor of multiple restaurant brands internationally and domestically, today announced its financial results for the first quarter ended March 31, 2015 (“Q1 2015”).

“We’ve gotten off to a strong start for 2015, with a 60% increase in restaurant revenue attributable to the more than doubling of our restaurant portfolio, which now includes 46 company-owned and franchise locations worldwide. With our clear objective for continued organic growth as well as strategic acquisitions, we are attuned to opportunities in the fast-casual restaurant space and we expect a significant part of our future growth will come from international and domestic franchising opportunities in our better burger concept,” commented Mike Pruitt, Chairman and Chief Executive Officer.

Highlights for the first quarter 2015 include:

●	Restaurant revenue for Q1 2015 was $8.42 million, an increase of $3.15 million or 60% compared to $5.27 million in the same period of 2014, primarily due to growth in the number of locations owned and operated by the Company.

●	Revenue from gaming licenses in Sydney, Australia, and Oregon state increased 137.8% to $132,027 in Q1 2015 as compared to Q1 2014. In addition, the BGR: The Burger Joint (“BGR”) acquisition generated franchise fee income of $16,059 for the two weeks of the quarter that it was under Chanticleer’s ownership.

●	The Company’s operating loss increased to $1.9 million from $1.6 million in the comparable period in 2014. The increased loss is related to the Company’s addition of restaurants to its portfolio, with Q1 2015 including 46 locations as compared to 21 in in the comparable period in 2014.

●	On a non-GAAP basis, restaurant EBITDA for Q1 2015 was $680,381 as compared to $349,749 in the comparable period in 2014.

●	Cost of sales for Q1 2015 increased 57.8% to $3 million compared to $1.9 million in the comparable 2014 period due to the increase in the number of store locations and related restaurant business volumes largely attributable to the acquisitions.

●	Restaurant operating expenses for Q1 2015 increased 63.3% to $5.1 million compared to $3.1 million in the comparable period in 2014.

●	Net loss for Q1 2015 was $2.3 million or a loss of $0.27 per share, compared with a loss of $1.4 million, or a loss of $0.24 per share, in the comparable period in 2014.

Additional highlights:

●	March 18, 2015, the Company acquired BGR: The Burger Joint, a better burger concept with 9 corporate locations and 11 franchise locations, including its first international franchise location in Kuwait. The Company expects to open its twenty-first BGR location in Springfield, VA this summer in the Springfield Town Center, one of the largest malls in northern Virginia.

●	March 20, 2015, the Company completed a $7.8 million rights offering initiating its next phase of growth, which included the acquisitions of BGR and the opening of two international Hooters locations under development in its international markets.

●	March 31, 2015, Chanticleer announced a definitive agreement to acquire BT’s Burger Joint (“BT”), a better burger concept in Charlotte, NC with $3.6 million in 2014 net revenue. Chanticleer believes BT compliments the Company’s American Burger Company in the better burger category. The acquisition will immediately double Chanticleer’s presence in the Charlotte market. Closing will take place upon the transfer of BT’s liquor license, which the Company expects will be in May 2015.

●	April 27, 2015, Chanticleer announced the filing of a shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”). The registration statement, once declared effective by the SEC, will provide the opportunity for the Company to offer and sell, from time to time, up to $15,000,000 million of securities in the form of common stock, warrants, units or rights during the three-year period following its effective date.

●	In addition, the Company announced that it has entered a Letter Of Intent for the acquisition of an eight store, award-winning “better burger” concept in the Pacific Northwest.

●	To date, the Company has 46 company-owned and franchise locations worldwide including thirteen Hooters restaurants, six American Burger Co. restaurants, seven Just Fresh locations and twenty BGR locations.

For full disclosure relating to our first quarter financial information, please refer to Chanticleer’s Quarterly Report on Form 10-Q, expected to be filed with the SEC on May 20, 2015, available online at www.sec.gov.

*Adjusted EBITDA and restaurant EBITDA are non-GAAP financial measures – see “Use of Non-GAAP Measures” below and see the reconciliation of GAAP net loss to Adjusted EBITDA and Restaurant EBITDA in the table accompanying this release.

Use of Non-GAAP Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA and Restaurant EBITDA also exclude pre-opening costs for our restaurants, non-cash expenses, change in fair value of derivative liability. Restaurant EBITDA also excludes management fee income and corporate general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company’s operating performance and by the Company’s creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results.

Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company’s performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules.

About Chanticleer Holdings, Inc.

Headquartered in Charlotte, NC, Chanticleer Holdings (HOTR), together with its subsidiaries, owns and operates restaurant brands in the United States and internationally. The Company is a franchisee owner of Hooters® restaurants in international markets including Australia, South Africa, and Europe, and two Hooters restaurants in the United States. The Company also owns and operates American Burger Co., BGR: The Burger Joint, and owns a majority interest in Just Fresh restaurants in the U.S.

For further information, please visit www.chanticleerholdings.com

Facebook: www.Facebook.com/ChanticleerHOTR

Twitter: http://Twitter.com/ChanticleerHOTR

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the words “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “target,” “aim,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” or the negative of these words and other comparable words. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

●	Operating losses continuing for the foreseeable future; we may never be profitable;

●	Inherent risks in expansion of operations, including our ability to acquire additional territories, generate profits from new restaurants, find suitable sites and develop and construct locations in a timely and cost-effective way;

●	General risk factors affecting the restaurant industry, including current economic climate, costs of labor and food prices;

●	Intensive competition in our industry and competition with national, regional chains and independent restaurant operators;

●	Our rights to operate and franchise Hooters-branded restaurants are dependent on the Hooters’ franchise agreements;

●	Our business depends on our relationship with Hooters;

●	We do not have full operational control over the businesses of our franchise partners;

●	Failure by Hooters to protect its intellectual property rights, including its brand image;

●	Our business has been adversely affected by declines in discretionary spending and may be affected by changes in consumer preferences;

●	Increases in costs, including food, labor and energy prices;

●	Our business and the growth of our Company is dependent on the skills and expertise of management and key personnel;

●	Constraints could effect our ability to maintain competitive cost structure, including, but not limited to labor constraints;

●	Work stoppages at our restaurants or supplier facilities or other interruptions of production;

●	Our food service business and the restaurant industry are subject to extensive government regulation;

●	We may be subject to significant foreign currency exchange controls in certain countries in which we operate;

●	Inherent risk in foreign operation;

●	We may not attain our target development goals and aggressive development could cannibalize existing sales;

●	Current conditions in the global financial markets and the distressed economy;

●	A decline in market share or failure to achieve growth;

●	Unusual or significant litigation, governmental investigations or adverse publicity, or otherwise;

●	Adverse effects on our operations resulting from the current class action litigation in which the Company is one of several defendants;

●	Adverse effects on our results from a decrease in or cessation or clawback of government incentives related to investments; and

●	Adverse effects on our operations resulting from certain geo-political or other events.

Chanticleer cannot be certain that any expectation, forecast, or assumption made in preparing any forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there will be differences between projected and actual results. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its web site or otherwise. We undertake no obligation to update the forward-looking statements provided to reflect events or circumstances that occur after the date on which they were made. Further information on our business, including important factors which could affect actual results are discussed in the Company’s filings with the SEC, including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Contact:

Chanticleer Holdings, Inc.

Mike Pruitt, Chairman/CEO

Phone: 704.366.5122 x 1

mp@chanticleerholdings.com

Eric Lederer, CFO

Phone: 704.366.5736

elederer@chanticleerholdings.com

Press Information:

Chanticleer Holdings, Inc.

Investor Relations

Phone: 704.366.5122

ir@chanticleerholdings.com

Investor Relations

John Nesbett/Jennifer Belodeau

Institutional Marketing Services (IMS)

Phone 203.972.9200

jnesbett@institutionalms.com

Chanticleer Holdings, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	(Unaudited)
	March 31, 2015	December, 31, 2014
ASSETS
Current assets:
Cash	$3,324,569	$245,828
Accounts and other receivables	309,062	313,509
Inventories	607,317	532,803
Due from related parties	45,615	46,015
Prepaid expenses and other current assets	463,575	330,745
TOTAL CURRENT ASSETS	4,750,138	1,468,900
Property and equipment, net	14,993,351	13,315,409
Goodwill	15,445,739	15,617,308
Intangible assets, net	6,096,665	3,396,503
Investments at fair value	35,362	35,362
Other investments	1,550,000	1,550,000
Deposits and other assets	486,736	408,492
TOTAL ASSETS	$43,357,991	$35,791,974

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and notes payable	997,370	$1,813,647
Current maturities of convertible notes payable, net of debt discount of $803,846 and $63,730, respectively	196,154	436,270
Derivative liability	2,080,047	1,945,200
Accounts payable and accrued expenses	6,424,712	5,580,131
Current maturities of capital leases payable	54,946	42,032
Deferred rent	320,043	118,986
Due to related parties	818,854	1,299,083
Deferred revenue	48,140	-
Liabilities of discontinued operations	179,186	177,393
TOTAL CURRENT LIABILITIES	11,119,452	11,412,742
Convertible notes payable, net of debt discount of $2,239,580 and $1,872,587, respectively	2,010,420	1,477,413
Capital leases payable, less current maturities	55,449	36,628
Deferred rent	2,206,681	2,196,523
Deferred tax liabilities	652,552	686,884
Long-term debt, less current maturities, net of debt discount of $300,766 and $343,733, respectively	5,654,506	5,009,283
TOTAL LIABILITIES	21,699,060	20,819,473
Commitments and contingencies

Stockholders’ equity:
Preferred stock: no par value; authorized 5,000,000 shares; none issued and outstanding	-	-
Common stock: $0.0001 par value; authorized 45,000,000 shares; issued and outstanding 12,306,230 and 7,249,442 shares at March 31, 2015 and December 31, 2014, respectively	1,231	725
Additional paid in capital	42,983,138	32,601,400
Accumulated other comprehensive loss	(2,943,936)	(1,657,908)
Non-controlling interest	4,762,686	4,904,471
Accumulated deficit	(23,144,188)	(20,876,187)
TOTAL STOCKHOLDERS’ EQUITY	21,658,931	14,972,501
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	43,357,991	$35,791,974

Chanticleer Holdings, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended
	March 31, 2015	March 31, 2014
Revenue:
Restaurant sales, net	$8,421,842	$5,268,468
Gaming income, net	132,027	55,511
Management fee income - non-affiliates	101,221	25,000
Franchise income	16,059	-
Total revenue	8,671,149	5,348,979
Expenses:
Restaurant cost of sales	2,961,658	1,876,926
Restaurant operating expenses	5,068,139	3,103,526
Restaurant pre-opening expenses	206,747	-
General and administrative expenses	1,898,353	1,608,583
Depreciation and amortization	438,637	344,611
Total expenses	10,573,534	6,933,646
Loss from operations	(1,902,385)	(1,584,667)
Other (expense) income
Interest expense	(704,852)	(336,830)
Change in fair value of derivative liabilities	338,053	432,100
Loss on extinguishment of debt	(170,089)	-
Realized gains on securities	-	97,345
Equity in losses of investments	-	(40,694)
Other income (expense)	(1,533)	3,336
Total other (expense) income	(538,421)	155,257
Loss from continuing operations before income taxes	(2,440,806)	(1,429,410)
Income tax benefit	(32,920)	(8,888)
Loss from continuing operations	(2,407,886)	(1,420,522)
Loss from discontinued operations, net of taxes	(1,899)	(32,674)
Consolidated net loss	(2,409,785)	(1,453,196)
Less: Net loss attributable to non-controlling interest	141,784	2,886
Net loss attributable to Chanticleer Holdings, Inc.	$(2,268,001)	$(1,450,310)
		-
Net loss attributable to Chanticleer Holdings, Inc.:
Loss from continuing operations	$(2,266,102)	$(1,417,636)
Loss from discontinued operations	(1,899)	(32,674)
Net loss attributable to Chanticleer Holdings, Inc.	$(2,268,001)	$(1,450,310)

Other comprehensive loss:
Unrealized loss on available-for-sale securities (none applies to non-controlling interest)	-	(11,718)
Foreign currency translation (loss) gain	(1,286,028)	35,746
Other comprehensive loss	$(3,554,030)	$(1,426,282)

Net loss attributable to Chanticleer Holdings, Inc. per common share, basic and diluted:
Continuing operations attributable to common shareholders, basic and diluted	$(0.27)	$(0.24)
Discontinued operations attributable to common shareholders, basic and diluted	$(0.00)	$(0.01)
Weighted average shares outstanding, basic and diluted	8,249,453	5,974,495

Chanticleer Holdings, Inc. and Subsidiaries

Reconciliation of Adjusted EBITDA and Restaurant EBITDA

(Unaudited)

	Three Months Ended
	March 31, 2015	March 31, 2014

Net loss	$(2,409,785)	$(1,453,196)
Non-controlling interest	(141,784)	(2,886)
Net loss attributable to Chanticleer Holdings, Inc.:	(2,268,001)	(1,450,310)
Discontinued operations	(1,899)	(32,674)
Net loss from continuing operations attributable to Chanticleer Holdings, Inc.	(2,266,102)	(1,417,636)
Interest expense	704,852	336,830
Income tax benefit	(32,920)	(8,888)
Depreciation and amortization	438,637	344,611
EBITDA	(1,155,533)	(745,083)
Change in fair value of derivative liabilities	(338,053)	(432,100)
Loss on extinguishment of debt	170,089	-
Realized gains on securities	-	(97,345)
Equity in losses of investments	-	40,694
Restaurant pre-opening expenses	206,747	-
Adjusted EBITDA	(1,116,751)	(1,233,834)
General and administrative expenses	1,898,353	1,608,583
Management fee revenue	(101,221)	(25,000)
Restaurant EBITDA	$680,381	$349,749